UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 17, 2003



                        HUBEI PHARMACEUTICAL GROUP, LTD.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

            Nevada                     0-25553                  88-0419476
--------------------------------  -----------------  ---------------------------
(State or other jurisdiction of    (Commission File            (IRS Employer
incorporation or organization)          Number)              Identification No.)


 Suite 1650, 1177 West Hastings Street
  Vancouver, British Columbia, Canada                  V6E 2K3
----------------------------------------  --------------------------------------
(Address of principal executive offices)              (Zip Code)



        Issuer's telephone number                   (604) 881-2899
          (including area code)

                                    -------

      Pan Asia Communications Corp.                      V6E 3Z3
     Suite 1001, 1166 Alberni Street
   Vancouver, British Columbia, Canada
------------------------------------------  ------------------------------------
  (Former name, former address and former               (Zip Code)
fiscal year, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

Yes  [X]        No  [_]


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On March 17, 2003 the Board of Directors and Shareholders of the Corporation resolved to proceed with the acquisition of Red Dot Capital Inc.'s 57.1% joint venture interest in Hubei Pharmaceutical Co. Ltd. The acquisition price will reflect the issuance of company common stock under the terms of Rule 144 in the amount of 22,000,000 post-consolidated shares for the acquisition; 3,000,000 of which will be issued on closing and 19,000,000 at the time the Airbeck assets are vended into the joint venture. 2,000,000 common shares will be issued under Rule 144 for finder's fees.

On April 2, 2003, the Board of Directors of the Company by Resolution, agreed to accept the resignations of Mr. Mark Glusing as President and Director and Mr. Cecil Morris as Corporate Secretary and Director of the company.

The Board of Directors by Resolution, agreed to appoint Mr. Reid H. Y. Li as a director and President of the company and Mr. Eric Fletcher as a director and Corporate Secretary of the company, effective immediately.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Corporation resolved on March 17, 2003 to change the Corporation's name from Pan Asia Communications Corp. to Hubei Pharmaceutical Group, Ltd.

It was also resolved to authorize the rollback of the issued and outstanding shares of the Corporation to a maximum of 10:1. Following the rollback, the Corporation's authorized capital will be increased back to ONE HUNDRED MILLION (100,000,000) shares.

On April 2, 2003 the Corporation announced that that the name change and share consolidation (reverse split) had been approved by the OTC Bulletin Board(R).

The Hubei Pharmaceutical Group Ltd. common shares commenced trading on the OTC Bulletin Board on a post-consolidation basis on Thursday, April 3, 2003 under the new symbol HBEI.

The new CUSIP number for the company's post-consolidated common shares is 44352P 10 6.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

On April 2, 2003, Mr. Mark Glusing and Mr. Cecil Morris resigned as directors of Hubei Pharmaceutical Group, Ltd.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:
---------
      1. Resolution of the Board of Directors of PanAsia Communications Corp. dated March 17, 2003.
      2. Minutes of a Meeting of the Board of Directors of the Company held on April 2, 2003.
      3.    Resignations of Mark Glusing and Cecil Morris dated April 2, 2003.
      4.    News Release issued on April 2, 2003


ITEM 8.  CHANGE IN FISCAL YEAR

No events to report.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HUBEI PHARMACEUTICAL GROUP, LTD.

/s/ Reid H. Y. Li
------------------------------------
Reid H. Y. Li, President

April 7, 2003
------------------------------------
Date


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